INCOME TAXES	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

The domestic and foreign components of loss before (benefit) provision for income taxes were as follows:

	2021	2020
Domestic:	$(4,285,237)	$(169,282)
Foreign:	(541,083)	(106,560)
	$(4,826,320)	$(275,842)

The provision (benefit) for income taxes for the years ended December 31, 2021 and 2020 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

The following table summarizes the significant differences between statutory rates for the years ended December 31, 2021 and 2020:

	2021	2020
Statutory tax rate:
U.S.	21.00%	21.00%
State taxes	2.19%	3.63%
Foreign rate differential	0.46%	0.00%
Other	(1.81)%	0.00%
Change in valuation allowance:	(21.84)%	(24.63)%
	–%	–%

The Company’s deferred tax assets and liabilities as of December 31, 2021 and 2020 are as follows:

	2021	2020
Deferred Tax (Liabilities):
Net operating losses	$2,356,871	$1,351,897
Intangible assets	(170,119)	–
Right of use asset	(319,752)	–
Stock based compensation	498,571	–
Less: Valuation allowance	(2,365,571)	(1,351,897)
	$–	$–

The Company has approximately $7,448,199 of federal and state net operating loss carryforwards as of December 31, 2021, which will not expire but will be limited to 80% utilization. The company also has net operating losses in the United Kingdom of $1,414,454 which will not expire and $636,852 of net operating loss carryforwards in Canada which will begin to expire in 2038.

The Company records a tax valuation allowance when it is more likely than not that it will not be able to recover the value of its deferred tax assets. For the years ended December 31, 2021 and 2020, the Company calculated its estimated annualized effective tax rate at 0% and 0%, respectively, for both the United States, Canada and the United Kingdom. The Company had no income tax expense on its losses for the years ended December 31, 2021 and 2020, respectively.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense. The Company recognizes penalties accrued on unrecognized tax benefits within selling, general and administrative expenses. As of December 31, 2021 and 2020, the Company had no uncertain tax positions.

The Company does not anticipate any significant changes to the total amounts of unrecognized tax benefits in the next twelve months. The Company files income tax returns in New Brunswick, Canada, and the U.S. federal, New York, and Delaware jurisdictions and the United Kingdom jurisdictions. Tax years 2011 to current remain open to examination by Canadian authorities; the tax year 2018 remains open to examination by U.S. authorities.